EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-33497, 33-40038, 33-60214 and 33-60644) of our reports dated August 21, 2001 relating to the consolidated financial statements of Criticare Systems, Inc. appearing in the Company's Annual Report on Form 10-K/A for the year ended June 30, 2001.



/s/  BDO  Seidman,  LLP
Milwaukee,  Wisconsin
May 20, 2002